Exhibit 10.1

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT/PURCH. ORDER/ AGREEMENT NO.	2. DELIVERY ORDER/ CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQ./PURCH. REQUEST NO.	5. PRIORITY
0005	N6258307RCMQ213
M67854-07-D-5031	2007 Aug 10

6. ISSUED BY	CODE	M67854	7. ADMINISTERED BY (if other than 6)	CODE	S1103A

MARCORSYSCOM	DCMA ATLANTA	8. DELIVERY FOB
2200 LESTER STREET	ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE	☒ DESTINATION
QUANTICO VA 22134-6050	SUITE 300	☐ OTHER
SMYNRA GA 30080
(See Schedule if other)

9.CONTRACTOR	CODE	1EFH8	FACILITY	10. DELIVER TO FOB POINT BY (Date)	11. MARK IF BUSINESS IS
(YYYYMMMDD)	☒ SMALL
SEE SCHEDULE	☐ SMALL
FORCE PROTECTION INDUSTRIES, INC.	DISADVANTAGED
NAME	DAMON WALSH	12. DISCOUNT TERMS	☐ WOMEN-OWNED
AND	9801 HIGHWAY 78, #1	Net 30 days
ADDRESS	LADSON SC 29456
13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Item 15

14. SHIP TO	CODE	N65236	15. PAYMENT WILL BE MADE BY	CODE	HQ0338
RECEIVING OFFICE/SPAWARSYSCEN CHARLESTON	DFAS COLUMBUS SOUTH ENTITLEMENT OPS	MARK ALL PACKAGES
PETE WARD CODE 616PW	P.O. BOX 182264	AND PAPERS WITH
09C11 BLDG 3112	COLUMBUS OH 43218-2264	IDENTIFICATION
M/F BROOKS O’STEEN MCHS PROJECT	NUMBERS IN BLOCKS
NORTH CHARLESTON SC 29405-1639	1 AND 2

16. TYPE	DELIVERY/CALL	☒	This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
OF	PURCHASE	Reference your quote dated
ORDER	Furnish the following on terms specified herein. REF:

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

Force Protection Industries, Inc.	/s/ Otis Byrd	Otis Byrd, Director of Contracts	2007/08/10
NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED
(YYYYMMMDD)

☒ If this box is marked, supplier must sign Acceptance and return the following number of copies:
17. ACCOUNTING AND APPROPRIATION DATA / LOCAL USE

See Schedule
18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICES	20.QUANTITY	21. UNIT	22. UNIT PRICE	23. AMOUNT
ORDERED/
ACCEPTED*
SEE SCHEDULE

*If quantity accepted by the government is	24. UNITED STATES OF AMERICA	25. TOTAL	$69,799,900.00
same as quantity ordered, indicate by X. If	TEL:	/s/ Lynn Frazier	10/AUG/07	26. DIFFERENCES
different, enter actual quantity accepted	EMAIL:
below quantity ordered and encircle.	BY:	CONTRACTING / ORDERING OFFICER
27a. QUANTITY IN COLUMN 20 HAS BEEN
☐ INSPECTED ☐ RECEIVED	☐ ACCEPTED, AND CONFORMS TO THE
CONTRACT EXCEPT AS NOTED
b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	c. DATE	d. PRINTED NAME AND TITLE OF AUTHORIZED
(YYYYMMMDD)	GOVERNMENT REPRESENTATIVE
e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP NO.	29. DO VOUCHER NO.	30. INITIALS

f. TELEPHONE NUMBER	g. E-MAIL ADDRESS	☐ PARTIAL	32 PAID BY	33. AMOUNT VERIFIED CORRECT FOR
☐ FINAL
36. I certify this account is correct and proper for payment	31. PAYMENT	34. CHECK NUMBER
a. DATE	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	☐ COMPLETE	35. BILL OF LADING NO.
(YYYYMMMDD)	☐ PARTIAL
☐ FINAL
37. RECEIVED AT	38. RECEIVED BY	39. DATE RECEIVED	40. TOTAL	41. S/R ACCOUNT NO.	42. S/R VOUCHER NO.
(YYYYMMMDD)	CONTAINERS
DD Form 1155, DEC 2001	PREVIOUS EDITION IS OBSOLETE.

M67854-07-D-5031

0005

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		25	Each	$510,540.00	$12,763,500.00

	CATEGORY I MRAP Vehicles
	FFP
	In Accordance with M67854-07-D-5031 SOW and PS.
	FOB: Destination
	MILSTRIP: N6258307RCMQ213
	PURCHASE REQUEST NUMBER: N6258307RCMQ213

			NET AMT		$12,763,500.00
	ACRN AA				$12,763,500.00
	CIN: M9545007RC002540001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		100	Each	$570,364.00	$57,036,400.00

	CATEGORY II MRAP Vehicles
	FFP
	See SLIN descriptions below for Detail.
	FOB: Destination
	MILSTRIP: N6258307RCMQ213
	PURCHASE REQUEST NUMBER: N6258307RCMQ213

			NET AMT		$57,036,400.00
	ACRN AA				$57,036,400.00
	CIN: M9545007RC002540002

M67854-07-D-5031

0005

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000201

	CAT II MRAP Vehicles
	FFP
	25 @ $570,364 = $14,259,100.00
	In Accordance with M67854-07-D-5031 SOW and PS.
	FOB: Destination

			NET AMT		$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000202

	CAT II Varient (JERRV) Vehicles
	FFP
	50 @ $570,364 = $28,518,200.00
	In Accordance with M67854-07-D-5006 SOW and PS.
	FOB: Destination

			NET AMT		$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000203

	CAT II Varient (JERRV) Vehicles
	FFP
	25 @ $570,364 = $14,259,100.00
	In Accordance with M67854-07-D-5006 SOW and PS.
	FOB: Destination

			NET AMT		$0.00

M67854-07-D-5031

0005

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
000201	Origin	Government	Origin	Government
000202	Origin	Government	Origin	Government
000203	Origin	Government	Origin	Government

M67854-07-D-5031

0005

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0001	31-DEC-2007	25	RECEIVING OFFICE/SPA WARSYSCEN CHARLESTON PETE WARD CODE 616PW 09C11 BLDG 3112 M/F BROOKS O’STEEN MCHS PROJECT NORTH CHARLESTON SC 29405-1639 843-218-4876 FOB: Destination	N65236

0002	N/A	N/A	N/A	N/A

000201	31-DEC-2007	25	RECEIVING OFFICE/SPA WARSYSCEN CHARLESTON PETE WARD CODE 616PW 09C11 BLDG 3112 M/F BROOKS O’STEEN MCHS PROJECT NORTH CHARLESTON SC 29405-1639 843-218-4876 FOB: Destination	N65236

000202	30-NOV-2007	50	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236

000203	31-DEC-2007	25	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236

M67854-07-D-5031

0005

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA:  1771810 K5XG 312 9B616 1 068688 2D CMQ213 625837P0213W

COST CODE:  625837P0213W

AMOUNT:  $69,799,900.00

CIN M9545007RC002540001:  $12,763,500.00

CIN M9545007RC002540002:  $57,036,400.00